DREYFUS MUNICIPAL BOND FUND, INC.
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)
                        JANUARY 2, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Municipal Bond Fund, Inc. (the "Fund"), dated January 2, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

          Outside New York State--Call Toll Free 1-800-645-6561
          In New York City--Call 1-718-895-1206
          Outside the U.S. and Canada--Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS

                                                            Page

Investment Objective and Management Policies............... B-2
Management of the Fund..................................... B-12
Management Agreement....................................... B-16
Purchase of Shares......................................... B-18
Shareholder Services Plan.................................. B-19
Redemption of Shares....................................... B-19
Shareholder Services....................................... B-22
Determination of Net Asset Value........................... B-24
Portfolio Transactions..................................... B-25
Dividends, Distributions and Taxes......................... B-25
Performance Information.................................... B-27
Information About the Fund................................. B-28
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors......................... B-29
Appendix................................................... B-30
Financial Statements....................................... B-39
Report of Independent Auditors............................. B-61

          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities

     Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended August 31, 1996, computed on a monthly basis, was as follows:

Fitch Investors         Moody's                Standard &
Service, L.P.        Investors Service,     Poor's Ratings Group Percentage
  ("Fitch")     or    Inc. ("Moody's")  or        ("S&P")        of Value

   AAA                 Aaa                       AAA               27.2%
   AA                  Aa                        AA                26.6
   A                   A                         A                 17.8
   BBB                 Baa                       BBB               14.6
   BB                  Ba                        BB                 2.5
   F-1, F-1+(1)        MIG 1, P-1(1)             SP-1, A-1(1)       5.2
   Not Rated           Not Rated                 Not Rated          6.1(2)
                                                                  100.0%
____________________________________


(1) Included in these categories are tax exempt notes rated within the two highest grades by Fitch, Moody's or S&P. Therefore, these securities, together with Municipal Obligations rated A or better by Fitch, Moody's or S&P, are taken into account at the time of purchase to ensure that the Fund's portfolio meets the 75% minimum quality standard discussed in the Fund's Prospectus.

(2) Included in the Not Rated category are securities comprising 6.1% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.8%), A/A (.9%), Baa/BBB (3.4%), Ba/BB (.9%) and F-1, F-1+/MIG 1, P-1/SP-1, A-1
       (.1%).


     The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold;
(c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

     The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities. See "Appendix."

     Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that for a period of time qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

     Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


Management Policies

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received from securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the ability of the Manager to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Lower Rated Bonds. The Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Such bonds, though high yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of the interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by Moody's, S&P and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These bonds may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

     The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of the value its net assets. Zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

     3. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     5. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     6. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     7. Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     8. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 4, 5 and 12 may be deemed to give rise to a senior security.

     9. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in futures contracts, including those relating to indices, and options on futures contracts or indices.

     10. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

     11. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     12. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

     14.  Invest in companies for the purpose of exercising control.

     For purposes of Investment Restriction No. 3, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of an investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund

*DAVID W. BURKE, Board Member. Chairman of the Board of Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.

HODDING CARTER, III, Board Member. Chairman of MainStreet, a television production company. Since 1995, Knight Professor of public affairs journalism at the University of Maryland. From 1985 to 1986, he was editor and chief correspondent of "Capitol Journal," a weekly Public Broadcasting System ("PBS") series on Congress. From 1981 to 1984, he was anchorman and chief correspondent for PBS' "Inside Story," a regularly scheduled half-hour critique of press performance. From 1977 to July 1980, Mr. Carter served as Assistant Secretary of State for Public Affairs and as Department of State spokesman. He is 61 years old and his address is c/o MainStreet, 918 Sixteenth Street, N.W., Washington, D.C. 20006.

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings, and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is c/o Noel Group, Inc., 667 Madison Avenue, 25th Floor, New York, New York 10022.

EHUD HOUMINER, Board Member.  Since July 1991, Professor and Executive-in-
     Residence at the Columbia Business School, Columbia University. From 1991 to 1995, he was a Consultant to Bear, Stearns & Co. Inc., investment bankers. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 until September 1990. He also is a Director of Avnet Inc. He is 56 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.

RICHARD C. LEONE, Board Member.  President of The Twentieth Century Fund,
     Inc., a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues. From April 1990 to March 1994, he was Chairman and, from April 1988 to March 1994, a Commissioner of The Port Authority of New York and New Jersey. A member in 1985, and from January 1986 to January 1989, Managing Director of Dillon, Read & Co. Inc. Mr. Leone is also a director of Resource Mortgage Capital, Inc. He is 56 years old and his address is 41 East 70th Street, New York, New York 10021.

HANS C. MAUTNER, Board Member.  Chairman, Trustee and Chief Executive
     Officer of Corporate Property Investors, a real estate investment company. Since January 1986, a Director of Julius Baer Investment Management, Inc., a wholly-owned subsidiary of Julius Baer Securities, Inc. He is 56 years old and his address is 305 East 47th Street, New York, New York 10017.

ROBIN A. SMITH, Board Member.  Since 1993, Vice President, and from March
     1992 to October 1993, Executive Director, of One to One Partnership, Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From June 1986 to February 1992, she was an investment banker with Goldman, Sachs, & Co. She is also a Trustee of Westover School and a Board member of the Jacobs A. Riis Settlement House. She is 33 years old and her address is 375 Park Avenue, Suite 1705, New York, New York 10152.

JOHN E. ZUCCOTTI, Board Member.  President and Chief Executive Officer of
     Olympia & York Companies (U.S.A.), and of member of its Board of Directors since the inception of a Board on July 27, 1993. From 1986 to 1990, he was partner in the law firm of Brown & Wood and from 1978 to 1986 a partner in the law firm of Tufo & Zuccotti. First Deputy Mayor of the City of New York from December 1975 to June 1977, and Chairman of the City Planning Commission for the City of New York from 1973 to 1975. Mr. Zuccotti is also a Director of Starrett Housing Corporation, a construction, development and real estate properties corporation, and Capstone Pharmacy Services, Inc. He is 59 years old and his address is 237 Park Avenue, New York, New York 10017.

     For so long as the Fund's Plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" (as defined in the 1940 Act) will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended August 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, is as follows:

                                                   Total
                                             Compensation from
                          Aggregate           Fund and Fund
    Name of Board      Compensation from      Complex Paid to
       Member              Fund*                Board Member

David W. Burke           $7,500               $253,654 (49)

Hodding Carter, III      $7,500               $ 49,500 (7)

Joseph S. DiMartino      $9,375               $448,618 (94)

Ehud Houminer            $7,500               $ 55,405 (8)

Richard C. Leone         $7,500               $ 49,000 (7)

Hans C. Mautner          $7,500               $ 47,000 (7)

Robin A. Smith           $7,000               $ 27,526 (7)

John E. Zuccotti         $7,500               $ 49,500 (7)


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $5,784 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 39 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.

ELIZABETH A. BACHMAN, Vice President and Assistant Secretary.  Assistant
     Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of the Distributor and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

RICHARD W. INGRAM, Vice President and Assistant Secretary.  Senior Vice
     President and Director of Client Services and Treasury Operations of the Distributor and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds at The Boston Company, Inc. He is 41 years old.

MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers. He is 28 years old.

MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each of the Fund's officers is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers as a group, owned less than 1% of the Fund's voting securities outstanding on December 13, 1996.


                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated August 24, 1994, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 4, 1994. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on October 28, 1996. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board members' review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. This amount is reduced, pursuant to the terms of a Stipulation of Settlement of Litigation, which became effective on October 15, 1988, by annual amounts ranging from $90,000 per year to $1 million per year, depending on the size of the Fund's average daily net assets, for a period of 10 years from the effective date. For the fiscal years ended August 31, 1994, 1995 and 1996, the management fees payable by the Fund amounted to $25,447,556, $22,188,564 and $22,580,334, respectively, which fees were reduced by $350,000 in each year pursuant to the Stipulation of Settlement of Litigation. All fees and expenses are accrued daily and deducted before the declaration of dividends to investors.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. During the fiscal year ended August 31, 1996, no expense reimbursements were made pursuant to such limitation.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of share certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; or other conditions. There are no sales or service charges by the Fund or the Distributor although investment dealers, banks and other financial institutions may make reasonable charges to investors for their services. The services provided and fees therefor are established by each institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other financial institution; and assistance with inquiries related to their investments. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without the imposition of any maintenance or service charges, other than those already described herein.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on April 29, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended August 31, 1996, $2,087,233 was chargeable to the Fund under the Plan.


                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Redemption Fee. For shares acquired by purchase or exchange after May 9, 1997, the Fund will deduct a redemption fee equal to .10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.


     No redemption fee will be charged upon the redemption or exchange of shares (1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.

     Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
     Transmittal Code                   Answer Back Sign
     ---------------------              -------------------------
         144295                         144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have also selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any stock certificate representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of any funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of any funds purchased with a sales load, shares of any funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchanges.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange Transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

     The Fund's portfolio turnover rate for the fiscal years ended August 31, 1995 and 1996 was 51.55% and 64.48%, respectively. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management believes that the Fund has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended August 31, 1996, and the Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on the investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his Fund shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, options and "straddles" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss the Fund realizes from certain futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain futures and options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" could be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the
results to the Fund may differ.   To the extent the "straddle" rules apply
to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     The Fund's current yield for the 30-day period ended August 31, 1996 was 5.26%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     Based upon a 1996 Federal income tax rate of 39.60%, the Fund's tax equivalent yield for the 30-day period ended August 31, 1996 was 8.71%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

     The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent figure, however, does not include the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     The Fund's average annual total return for the 1, 5 and 10 year periods ended August 31, 1996 was 4.16%, 6.46% and 6.88%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for the period from October 4, 1976 (commencement of operations) to August 31, 1996 was 268.79%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     The Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

     Advertising materials for the Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation, and may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and may refer to Morningstar ratings and related analysis supporting the rating.

     The Fund may advertise that it was established in 1976 as the first incorporated tax exempt fund, and may discuss historical events and circumstances surrounding its formation. The Fund also may advertise the total net assets invested in tax exempt funds throughout the investment company industry.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by, a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.



       TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through August 31, 1996, the Fund paid the Transfer Agent $837,480.

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian.

     Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.
                            APPENDIX

    Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                              AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                               A

     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                              BBB

     Of the investment grade, this is the lowest.

     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                       BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                               BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                               B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                              CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                               CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

                               C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                               D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

Municipal Note Ratings

                              SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                              SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

     Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                              Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                              Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                               C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

     Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                          MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                          MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                          MIG 3/VMIG 3

     This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                          MIG 4/VMIG 4

     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternative liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                               B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                              CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                               CC

     Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                               C

     Bonds rated C are in imminent default in payment of interest or principal.

                         DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                              F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Demand Bond or Notes Ratings

     Certain demand securities empower the holder at his option to require the issuer, usually through a remarketing agent, to repurchase the security upon notice at par with accrued interest. This is also referred to as a put option. The ratings of the demand provision may be changed or withdrawn at any time if, in Fitch's judgment, changing circumstances warrant such action.

     Fitch demand provision ratings carry the same symbols and related definitions as its short-term ratings.


DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                 AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-93.3%                                                                   AMOUNT         VALUE
                                                                                                       ________      ________
ALABAMA-.9%
Alabama Housing Finance Authority, SFMR
    6.45%, 10/1/2025........................................................                  $       7,970,000    $8,122,466
Industrial Development Board of the Town of Courtland, SWDR
    (Champion International Corp. Project)
    7%, 11/1/2022...........................................................                          8,100,000     8,379,531
West Jefferson Industrial Development Board, PCR, Refunding
    (Alabama Power Co.- Miller Plant) 6.05%, 5/1/2023 (Insured; MBIA).......                         15,000,000    15,088,950
ALASKA-1.6%
Alaska Housing Finance Corp.:
    (Collateralized Veterans Mortgage Program)
      6.375%, 12/1/2027.....................................................                          9,135,000     9,265,174
    Refunding 5.875%, 12/1/2030 (Insured; MBIA).............................                         12,475,000    12,054,842
Anchorage, Electric Utility Revenue, Refunding
    6.50%, 12/1/2015 (Insured; MBIA)........................................                          6,135,000     6,699,788
Valdez, Marine Terminal Revenue, Refunding:
    (BP Pipeline Inc. Project) 5.50%, 10/1/2028.............................                         10,000,000     9,231,200
    (Mobil Alaska Pipeline) 5.75%, 11/1/2028................................                         22,000,000    21,082,380
CALIFORNIA-4.7%
Airport Commission City and County of San Francisco
    (San Francisco International Airport) 6.50%, 5/1/2015 (Insured; FGIC)...                         10,100,000    10,605,202
California Department Water Resource, Water System Revenue (Central Valley
Project)
    5%, 12/1/2022...........................................................                         10,000,000     8,787,000
California Higher Education Loan Authority, Inc.,
    Student Loan Revenue, Refunding 6.50%, 6/1/2005.........................                         19,250,000    20,387,290
Duarte, COP (City of Hope Medical Center)
    6.25%, 4/1/2023.........................................................                         26,000,000    25,480,260
Long Beach, Harbor Revenue 5.25%, 5/15/2025 (Insured; MBIA).................                         25,000,000    22,429,500
Orange County, Recovery COP, Refunding:
    5.875%, 7/1/2019 (Insured; MBIA)........................................                         21,000,000    20,635,440
    6%, 7/1/2026 (Insured; MBIA)............................................                         31,500,000    31,475,115
San Diego County, COP, Refunding (Interim Justice Facilities Project) 6.50%, 8/1/2007                 9,805,000    10,359,571
State Public Works Board of the State of California, LR
    (Various University of California Projects) 6.375%, 10/1/2019...........                          5,000,000     5,149,550
University of California, HR (University of California - Davis Medical
Center)
    5.75%, 7/1/2014 (Insured; AMBAC)........................................                         12,160,000    12,085,216
COLORADO-1.8%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470
Project)
    7%, 8/31/2026...........................................................                         18,025,000    18,959,957

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                              AMOUNT        VALUE
                                                                                                       ________      ________
COLORADO (CONTINUED)

City and County of Denver, Airport Revenue:
    7.25%, 11/15/2023.......................................................                   $     25,765,000  $ 27,168,162
    5.50%, 11/15/2025 (Insured; MBIA).......................................                         18,000,000    16,989,300
CONNECTICUT-1.1%
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
    6.70%, 11/15/2012.......................................................                          4,000,000     4,178,920
    6.30%, 5/15/2024........................................................                          8,000,000     8,089,760
    6.50%, 5/15/2027........................................................                         18,480,000    18,662,213
Connecticut Resource Recovery Authority
    (American Fuel Co. Project) 6.45%, 11/15/2022...........................                          7,325,000     7,520,724
DELAWARE-.5%
Delaware Economic Development Authority, Water Development Revenue
    (Wilmington Suburban Water Corp. Project) 6.80%, 12/1/2023..............                          8,000,000     8,324,320
Delaware Housing Authority, Senior SFMR
    6.45%, 1/1/2026.........................................................                          8,835,000     8,909,391
DISTRICT OF COLUMBIA-1.9%
Metropolitan Washington Airports Authority, Airport System Revenue:
    6.625%, 10/1/2012 (Insured; MBIA).......................................                         40,400,000    42,858,744
    6.625%, 10/1/2019 (Insured; MBIA) (a)...................................                         23,600,000    24,848,912
FLORIDA-4.4%
Brevard County Housing Finance Authority, SFMR 6.80%, 3/1/2028..............                          5,885,000     6,031,360
Collier County School Board, COP 5%, 2/15/2016 (Insured; FSA)...............                          6,500,000     5,908,565
Dade County, Water and Sewer System Revenue
    5.50%, 10/1/2025 (Insured; FGIC)........................................                         22,445,000    21,276,962
Florida Community Services Corp. Walton County, Water and Sewer Revenue
    (South Walton County Regional Utility):
      6.95%, 3/1/2012.......................................................                          3,000,000     3,278,490
      7%, 3/1/2018..........................................................                          3,500,000     3,770,200
Hillsborough County, Capital Improvement Non-Ad Valorem, Refunding Revenue
    (County Center Project) 5.125%, 7/1/2022 (Insured; MBIA)................                         17,050,000    15,340,908
Lakeland, Electric and Water Revenue 5.625%, 10/1/2036......................                         18,825,000    17,879,985
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power Limited Partnership Project) 6.70%, 2/15/2015..........                         23,400,000    20,218,302
    (Osceola Power Limited Partnership) 6.95%, 1/1/2022.....................                         33,800,000    29,589,196
Polk County Industrial Development Authority, IDR
    (IMC Fertilizer) 7.525%, 1/1/2015.......................................                         15,200,000    16,063,968
Saint Johns River Water Management District, Land Acquisition Revenue,
Refunding
    5.125%, 7/1/2016 (Insured; FSA).........................................                         19,000,000    17,509,070

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT          VALUE
                                                                                                       ________      ________
GEORGIA-.8%
Georgia Housing and Finance Authority:
    Homeownership Mortgage
      Zero Coupon, 12/1/2031................................................                    $   122,735,000  $  9,553,692
    Single Family Mortgage:
      7.125%, 12/1/2026.....................................................                         10,000,000    10,364,100
      6.55%, 12/1/2027......................................................                          5,495,000     5,590,943
Georgia Residential Finance Authority, Single Family Insured Mortgage
    8.30%, 12/1/2019........................................................                          2,000,000     2,099,440
IDAHO-.4%
Idaho Housing Agency:
    Multi-Family Housing Refunding 6.70%, 7/1/2024..........................                         10,050,000    10,295,924
    Single Family Mortgage 6.60%, 7/1/2027..................................                          4,365,000     4,446,276
ILLINOIS-8.1%
Bryant, PCR, Refunding (Central Illinois Light Co. Project) 5.90%, 8/1/2023.                         11,000,000    10,831,700
Chicago:
    Refunding 5.125%, 1/1/2016..............................................                         17,250,000    15,654,202
    Wastewater Transmission Revenue, Refunding
      5.125%, 1/1/2025 (Insured; FGIC)......................................                         23,600,000    20,873,728
Chicago Board of Education (Chicago School Reform)
    6%, 12/1/2026 (Insured; MBIA)...........................................                          9,425,000     9,321,513
Chicago O'Hare International Airport, Revenue:
    Refunding 5%, 1/1/2008 (Insured; MBIA)..................................                         12,475,000    11,968,265
    Special Facilities (United Airlines Inc. Project):
      8.50%, 5/1/2018.......................................................                          6,500,000     7,160,140
      8.85%, 5/1/2018.......................................................                         15,125,000    17,182,454
Illinois, Refunding 5.25%, 12/1/2020 (Insured; FGIC)........................                         26,000,000    23,879,180
Illinois Development Finance Authority, Revenue:
    (Community Rehabilitation Providers Facilities) 8.75%, 3/1/2010.........                         18,720,000    19,936,426
    Pollution Control, Refunding (Central Illinois Public Service Co.):
      5.70%, 8/15/2026......................................................                         11,150,000    10,727,415
      6.375%, 1/1/2028......................................................                         14,000,000    14,329,000
Illinois Educational Facilities Authority, Revenue
    (Illinois Institute of Technology)
    Refunding 6.875%, 12/1/2015.............................................                          7,250,000     7,619,097
Illinois Health Facilities Authority, Revenue:
    (Beverly Farm Foundation) 9.125%, 12/15/2015 (Prerefunded 12/15/2000) (b)                         3,730,000     4,435,007
    Refunding:
      (Evangelical Hospitals) 6.50%, 4/15/2009 (Insured; FSA)...............                          5,000,000     5,366,500
      (Mercy Hospital and Medical Center) 7%, 1/1/2015......................                          7,500,000     7,721,775

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
ILLINOIS (CONTINUED)
Illinois Health Facilities Authority, Revenue (continued):
    Refunding (continued):
      (Trinity Medical Center) 7%, 7/1/2012.................................                  $       3,000,000  $  3,282,030
Illinois Housing Development Authority:
    Homeowner Mortgage Revenue:
      6.70%, 8/1/2025.......................................................                          4,980,000     5,099,122
      6.625%, Subseries B-2, 8/1/2026.......................................                         15,385,000    15,707,470
    Multi-Family Housing (Lawndale Redevelopment Project) 6.90%, 12/1/2026..                          8,750,000     9,081,713
    Multi-Family Program 6.75%, 9/1/2021....................................                          8,750,000     8,948,450
    Section 8 Elderly Housing Revenue (Morningside North Development)
      6.85%, 1/1/2021.......................................................                         11,220,000    11,569,391
Peru, Electric System Revenue 5.75%, 5/1/2025 (Insured; FGIC)...............                          6,750,000     6,533,190
Robbins (Resource Recovery Partners) 9.25%, 10/15/2014......................                         32,000,000    31,920,000
Solid Waste Agency of Northern Cook County, Contract Revenue, Refunding
    5.50%, 5/1/2015 (Insured; MBIA).........................................                          9,000,000     8,445,150
INDIANA-5.9%
Allen County, COP, Refunding 6.50%, 11/1/2008...............................                          5,000,000     5,371,650
Brownsburg School Building Corp., First Mortgage
    6.10%, 2/1/2013 (Insured; FSA)..........................................                          7,500,000     7,678,425
Carmel High School Building Corp., First Mortgage
    5.25%, 1/15/2018 (Insured; MBIA)........................................                          6,525,000     6,016,833
Fort Wayne Hospital Authority, HR (Lutheran Hospital)
    8%, 2/15/2003 (Prerefunded 2/15/1998) (b)...............................                          7,000,000     7,493,150
Hamilton Southeastern Consolidated School Building Corp., First Mortgage
    5.25%, 1/15/2017 (Insured; AMBAC).......................................                          5,000,000     4,620,050
Hammond Multi-School Building Corp., First Mortgage
    7.10%, 1/15/2015 (Prerefunded 7/15/2001) (b)............................                          5,585,000     6,252,910
Indiana Transportation Finance Authority, Airport Facility LR
    6.50%, 11/1/2007........................................................                         12,500,000    13,132,125
Indianapolis Airport Authority, Special Facility Revenue (United Airlines
Project)
    6.50%, 11/15/2031.......................................................                         31,510,000    31,298,883
Indianapolis Local Public Improvement Bond Bank:
    Refunding 5%, 1/1/2017..................................................                         14,575,000    13,167,784
    8.50%, 2/1/2018 (Prerefunded 2/1/1998) (b)..............................                         73,000,000    78,558,950
IPS School Building Corp., First Mortgage 6.10%, 1/15/2020..................                         11,000,000    11,182,600
Logansport Multi - Purpose School Building Corp., First Mortgage Refunding
    6%, 1/1/2009............................................................                          7,645,000     7,848,357

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                       ________      ________
INDIANA (CONTINUED)
New Prairie United School Building Corp., First Mortgage Refunding
    5.50%, 7/5/2015 (Insured; FSA)..........................................                  $       5,240,000  $  5,005,929
Westfield High School 1995 Building Corp., First Mortgage
    5.80%, 7/15/2018 (Insured; AMBAC).......................................                         10,000,000     9,668,800
IOWA-.4%
Iowa Finance Authority, SFMR
    (Mortgage Backed Securities Program)
    6.65%, 7/1/2028.........................................................                         12,070,000    12,340,006
KANSAS-1.5%
Wichita, HR 6.464%, 10/1/2022 (Insured; MBIA)...............................                         51,300,000    53,468,451
KENTUCKY-2.4%
City of Ashland, Sewage and Solid Waste Revenue
    (Ashland Inc. Project) 7.125%, 2/1/2022.................................                         13,170,000    13,848,123
Kenton County Airport Board, Airport Revenue:
    (Greater Cincinnati International Airport)
      8.25%, 3/1/2015.......................................................                         10,945,000    11,677,658
    Special Facilities (Delta Airlines Project):
      7.125%, 2/1/2021......................................................                          8,455,000     8,780,179
      6.125%, 2/1/2022......................................................                         20,000,000    19,206,000
Mount Sterling, LR (Kentucky League Cities Funding)
    6.10%, 3/1/2018.........................................................                          7,955,000     7,997,718
Pendleton County, Multi-County LR
    (Kentucky Associates Counties Leasing Trust Program) 6.50%, 3/1/2019....                         21,000,000    21,740,880
LOUISIANA-1.1%
Parish of Saint Charles, PCR (Louisiana Power and Lighting Co. Project)
    8.25%, 6/1/2014.........................................................                          7,500,000     8,176,650
Parish of West Feliciana, PCR:
    (Gulf States Utilities Co. Project) 9%, 5/1/2015........................                         13,500,000    15,047,775
    (Gulf States Utilities-I) 7.70%, 12/1/2014..............................                         14,000,000    15,049,860
MAINE-.9%
Maine Financial Authority, Solid Waste Revenue
    Recycling Facilities (Great Northern Paper, Inc. Project-Bowater Inc.
Obligor)
    7.75%, 10/1/2022........................................................                          8,165,000     8,830,529
Maine Housing Authority, Mortgage Purchase
    6.875%, 11/15/2023......................................................                         14,000,000    14,414,400
Skowhegan, SWDR (S.D. Warren Co. Project) 8.40%, 10/1/2015..................                          7,700,000     8,631,546

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
MARYLAND-2.2%
Calvert County, PCR, Refunding (Baltimore Gas and Electric Co. Project)
    5.55%, 7/15/2014........................................................                  $       8,000,000   $ 7,800,400
Community Development Administration,
    Department of Housing and Community Development State of Maryland,
    Single Family Program Bonds:
      6.80%, 4/1/2024.......................................................                         33,690,000    34,446,677
      6.55%, 4/1/2026.......................................................                          9,190,000     9,386,206
      6.75%, 4/1/2026.......................................................                         19,990,000    20,541,724
Northeast Waste Disposal Authority, Solid Waste Revenue
    (Montgomery County Resource Recovery Project) 6.30%, 7/1/2016...........                          7,500,000     7,453,050
MASSACHUSETTS-2.1%
Massachusetts Bay Transportation Authority, General Transportation
    5.375%, 3/1/2020 (Insured; AMBAC).......................................                         17,880,000    16,835,093
Massachusetts Housing Finance Agency, Revenue:
    Housing:
      6.65%, 7/1/2019 (Insured; AMBAC)......................................                          7,275,000     7,469,461
      6.50%, 7/1/2025 (Insured; AMBAC)......................................                          4,140,000     4,233,233
      6.60%, 1/1/2037 (Insured; AMBAC)......................................                          7,100,000     7,275,867
    Single Family Housing:
      7.125%, 6/1/2025......................................................                         26,975,000    28,051,842
      6.65%, 12/1/2027......................................................                          7,200,000     7,393,752
Massachusetts Industrial Finance Agency, Revenue
    Museum (Norman Rockwell Stockbridge) 8.125%, 7/1/2011...................                          3,055,000     3,207,506
MICHIGAN-2.4%
Charter County of Wayne, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines, Inc., Facilities) 6.75%, 12/1/2015.................                          8,800,000     8,867,760
Detroit, Sewage Disposal System Revenue 5.25%, 7/1/2015 (Insured; MBIA).....                          8,700,000     8,131,716
East Grand Rapids Public School District 5%, 5/1/2020 ......................                          8,675,000     7,751,112
The Economic Development Corp. of the County of Gratiot,
    Limited Obligation EDR
    (Danly Die Set Project) 7.625%, 4/1/2007................................                          3,200,000     3,328,608
Michigan Hospital Finance Authority, Revenue:
    Hospital Refunding:
      (Genesys Health System Obligated Group):
          8.125%, 10/1/2021.................................................                         15,000,000    16,417,800
          7.50%, 10/1/2027..................................................                         15,300,000    15,942,141
      (Henry Ford Health System)
          5.25%, 11/15/2025.................................................                         10,000,000    8,965,100
    (Metropolitan Hospital) 8.125%, 7/1/2018 (Prerefunded 7/1/1999) (b).....                          5,000,000     5,607,150

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                              AMOUNT         VALUE
                                                                                                       ________      ________
MICHIGAN (CONTINUED)

Western Townships Utilities Authority, Sewer Disposal System
    (Limited Tax G.O.) 8.125%, 1/1/2009.....................................                  $       8,765,000  $  9,568,049
MINNESOTA-1.7%
Minneapolis, HR, Refunding (Lifespan Inc. Issue)
    9.125%, 12/1/2014 (Prerefunded 12/1/1997) (b)...........................                          4,000,000     4,320,600
Minnesota Housing Finance Agency, Single Family Mortgage:
    6.90%, 7/1/2022.........................................................                          7,205,000     7,449,322
    6.50%, 7/1/2024.........................................................                         15,870,000    16,130,744
    6.45%, 7/1/2025.........................................................                         30,210,000    30,570,103
MISSOURI-1.0%
Kansas City Municipal Assistance Corp., Leasehold Refunding Revenue
    (H. Roe Bartle Convention Center Project):
      5.125%, 4/15/2015 (Insured; MBIA) ....................................                         11,055,000    10,348,585
      5%, 4/15/2020 (Insured; MBIA).........................................                          5,500,000     4,960,395
Missouri Higher Education Loan Authority, Student Loan Revenue
    6.75%, 2/15/2009........................................................                         11,500,000    11,827,060
Sikeston, Electric Revenue, Refunding
    5%, 6/1/2022 (Insured; MBIA)............................................                          7,745,000     6,897,387
MONTANA-.2%
Montana Board of Housing (Single Family Program)
    6.35%, 12/1/2021........................................................                          7,255,000     7,277,273
NEBRASKA-.6%
Omaha Public Power District, Electric Revenue 5.50%, 2/1/2014...............                         20,000,000    19,723,600
NEVADA-1.7%
Clark County, School District 5.50%, 6/15/2016 (Insured; FGIC)..............                         28,475,000    27,232,636
Nevada, Refunding (Colorado River Commission)
    5.25%, 7/1/2020.........................................................                         10,000,000    9,348,600
Nevada Housing Division (Single Family Program)
    6.80%, 4/1/2027.........................................................                          9,960,000    10,219,956
Washoe County:
    Gas Facilities Revenue (Sierra Pacific Power Co. Project)
      6.70%, 11/1/2032 (Insured; MBIA)......................................                         10,000,000    10,603,400
    Gas and Water Facilities Revenue, Refunding (Sierra Pacific)
      6.30%, 12/1/2014 (Insured; AMBAC).....................................                          4,375,000     4,559,406
NEW HAMPSHIRE-4.5%
Business Finance Authority of the State of New Hampshire,
    State Guaranteed Airport Revenue (Manchester Airport Project):
      6.50%, 1/1/2019.......................................................                         12,600,000    13,110,552

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT          VALUE
                                                                                                       ________      ________
NEW HAMPSHIRE (CONTINUED)

Business Finance Authority of the State of New Hampshire,
    State Guaranteed Airport Revenue (Manchester Airport Project)
(continued):
      6.375%, 1/1/2022......................................................                  $       8,650,000  $  8,903,531
New Hampshire Housing Finance Authority:
    Multi-Family Housing:
      7.55%, 7/1/2013.......................................................                          4,205,000     4,606,872
      (Mariners Village Project)
          6.60%, 1/1/2038 (Insured; FHA)....................................                          7,365,000     7,474,297
    Single Family Mortgage:
      7.25%, 1/1/2016.......................................................                          3,430,000     3,610,452
      6.55%, 7/1/2026.......................................................                         22,190,000    22,634,688
    Single Family Residential Mortgage:
      7.10%, 1/1/2023.......................................................                         24,860,000    25,947,874
      7.75%, 7/1/2023.......................................................                         16,930,000    17,785,981
      6.85%, 1/1/2025.......................................................                         10,515,000    10,772,617
      6.95%, 1/1/2026.......................................................                         10,210,000    10,553,771
New Hampshire Industrial Development Authority, Revenue
    (Pollution Control Public Service Co. Project):
      7.65%, Series A, 5/1/2021.............................................                         21,450,000    21,766,173
      7.65%, Series C, 5/1/2021.............................................                         13,550,000    13,749,727
NEW JERSEY-3.6%
Howell Township Municipal Utilities Authority, Revenue
    8.60%, 1/1/2014 (Prerefunded 7/1/1998) (b)..............................                          4,000,000     4,367,800
New Jersey Economic Development Authority, PCR
    (Public Service Electric and Gas Co. Project)
    6.40%, 5/1/2032 (Insured; MBIA).........................................                         32,040,000    33,264,248
New Jersey Educational Facilities Authority, Revenue:
    (Trenton State College Issue):
      5.10%, 7/1/2021 (Insured; MBIA).......................................                         11,000,000    10,039,590
      5.125%, 7/1/2024 (Insured; MBIA)......................................                         17,000,000    15,499,240
    (University of Medicine and Dentistry of New Jersey Issue)
      5.25%, 12/1/2021 (Insured; AMBAC).....................................                         15,000,000    13,958,850
New Jersey Housing and Mortgage Finance Agency, Revenue:
    6%, 11/1/2002...........................................................                          5,000,000     5,136,750
    6.45%, 11/1/2007........................................................                         15,260,000    15,866,432
New Jersey Transportation Trust Fund Authority, Refunding
    (Transportation System) 5.25%, 6/15/2014 (Insured; MBIA)................                         18,500,000    17,604,970
New Jersey Wastewater Treatment Trust, Insured Loan Revenue
    9%, 9/1/2007 (Prerefunded 9/1/1997) (b).................................                          6,000,000     6,410,040

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                       ________      ________
NEW JERSEY (CONTINUED)
Pollution Control Financing Authority of Salem County, PCR, Refunding
    (Public Service Electric and Gas Co. Project)
    6.25%, 6/1/2031 (Insured; MBIA).........................................                  $       6,500,000  $  6,731,985
NEW MEXICO-.7%
Albuquerque, HR, Refunding (Presbyterian Health Care Services)
    6.375%, 8/1/2007 (Insured; MBIA)........................................                          4,500,000     4,848,165
New Mexico Educational Assistance Foundation, Student Loan Revenue
    7.45%, 3/1/2010.........................................................                         12,045,000    12,584,496
New Mexico Mortgage Financing Authority
    6.80%, 1/1/2026.........................................................                          5,500,000     5,811,630
NEW YORK-10.9%
New York City:
    7.50%, 2/1/2003.........................................................                          9,000,000     9,871,650
    5.90%, 2/1/2005.........................................................                         11,815,000    11,744,819
    8.25%, 6/1/2006.........................................................                          2,750,000     3,278,990
    5.60%, 8/15/2006........................................................                         23,100,000    22,263,318
    5.70%, 8/15/2007........................................................                         13,445,000    12,915,670
    7.25%, 8/15/2007........................................................                         13,790,000    15,086,122
    6.25%, 8/1/2008.........................................................                         10,000,000     9,991,000
    6.375%, 8/15/2011.......................................................                         31,285,000    31,320,352
    5.75%, 2/1/2014.........................................................                         15,000,000    13,999,050
    5.75%, 2/1/2015.........................................................                         12,280,000    11,366,736
    5.75%, 2/1/2017.........................................................                         20,000,000    18,411,400
    5.875%, 3/15/2018.......................................................                         20,000,000    18,593,800
    5.875%, 2/15/2019.......................................................                         23,715,000    21,989,259
    5.75%, 2/1/2020.........................................................                          9,580,000     8,726,518
    6%, 2/15/2025...........................................................                         23,375,000    21,824,536
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
    5.625%, 6/15/2011.......................................................                         26,000,000    25,260,820
    5.75%, 6/15/2026........................................................                         17,500,000    17,144,050
    5.875%, 6/15/2026.......................................................                         13,000,000    12,538,760
New York State Dormitory Authority, Revenue:
    (City University) 7.50%, 7/1/2010.......................................                         10,000,000    11,482,200
    Court Facilities Lease 5.70%, 5/15/2022.................................                         10,000,000    9,210,100
New York State Energy, Research and Development Authority,
    Electric Facilities Revenue
    (Con Edison Co. Project) 7.50%, 1/1/2026................................                         16,970,000    18,252,084
New York State Mortgage Agency, Revenue (Homeowner Mortgage)
    6.65%, 10/1/2025........................................................                         22,225,000    22,869,525

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                              AMOUNT        VALUE
                                                                                                       ________      ________
NEW YORK (CONTINUED)
New York State Urban Development Corp., Revenue,
    (Correctional Capital Facilities):
      5.375%, 1/1/2025......................................................                   $     32,550,000  $ 28,767,365
      5.50%, 1/1/2025 (Insured; MBIA).......................................                          9,210,000     8,711,002
NORTH CAROLINA-.7%
North Carolina Housing Finance Agency, Single Family Revenue
    6.50%, 9/1/2026.........................................................                          6,125,000     6,227,471
Pitt County, Revenue (Pitt County Memorial Hospital)
    6.90%, 12/1/2021 (Prerefunded 12/1/2001) (b)............................                         12,000,000    13,423,920
Winston Salem, COP 6.90%, 6/1/2011 (Prerefunded 6/1/2001) (b)...............                          5,245,000     5,806,687
NORTH DAKOTA-.2%
North Dakota Housing Finance Agency
    (Housing Mortgage Finance Program) 6.75%, 7/1/2025......................                          6,375,000     6,530,614
OHIO-1.1%
Cleveland, Waterworks Revenue, Refunding and Improvement
    5.75%, 1/1/2026 (Insured; MBIA).........................................                         18,285,000    17,840,675
Cuyahoga County, HR (Meridia Health System) 7%, 8/15/2023...................                          7,000,000     7,461,090
Franklin County, HR (Holy Cross Health System Corp.)
    5.875%, 6/1/2021........................................................                          9,000,000     8,758,890
Ohio Air Quality Development Authority, PCR (Ohio Edison)
    5.625%, 11/15/2029 (Insured; AMBAC).....................................                          6,750,000     6,400,620
OKLAHOMA-.8%
Claremore Industrial and Redevelopment Authority, EDR
    (Yuba Project) 8.375%, 7/1/2011.........................................                          7,500,000     7,918,200
Southern Oklahoma Memorial Hospital Authority, HR 6.60%, 12/1/2012..........                          5,725,000     5,853,813
Tulsa Municipal Airport Trust, Revenue
    (AMR Corp.) 7.60%, 12/1/2030............................................                         14,390,000    15,346,216
PENNSYLVANIA-3.8%
Allegheny County Hospital Development Authority, Revenue (Health Center - University
    of Pittsburgh Medical Center System) 5.375%, 12/1/2025 (Insured; MBIA)..                         22,280,000    20,642,643
Delaware County Industrial Development Authority, Water Facilities Revenue
    (Philadelphia Suburban Water) 6.35%, 8/15/2025 (Insured; FGIC)..........                         10,000,000    10,306,100
Lehigh County Industrial Development Authority, PCR, Refunding
    (Pennsylvania Power and Light Co. Project) 5.50%, 2/15/2027 (Insured; MBIA)                       8,805,000     8,327,153
Pennsylvania:
    5%, 11/15/2014 (Insured; AMBAC).........................................                          8,875,000     8,133,671
    5%, 11/15/2015 (Insured; AMBAC).........................................                          8,875,000     8,063,026

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
PENNSYLVANIA (CONTINUED)
Pennsylvania Economic Development Financing Authority,
    Exempt Facilities Revenue (MacMillan Ltd. Partnership Project)
    7.60%, 12/1/2020........................................................                  $       4,500,000  $  4,947,840
Pennsylvania Higher Educational Facilities Authority,
    Health Services Revenue, Refunding (Allegheny Delaware Valley
Obligation):
      5.40%, 11/15/2007 (Insured; MBIA).....................................                          5,000,000     5,030,900
      5.60%, 11/15/2009 (Insured; MBIA).....................................                          9,475,000     9,540,093
Philadelphia:
    5%, 5/15/2020 (Insured; MBIA)...........................................                          7,650,000     6,843,614
    Water and Wastewater Revenue, Refunding
      5.25%, 6/15/2023 (Insured; MBIA)......................................                          6,000,000     5,436,600
Pittsburgh, Refunding 5.125%, 3/1/2009 (Insured; FGIC)......................                         29,655,000    28,441,814
Quakertown General Authority, Revenue (Community Mental Health/Retardation)
    8.875%, 11/1/2010.......................................................                          6,420,000     6,976,421
Ridley Park Hospital Authority, Revenue (Taylor Hospital)
    8.625%, 12/1/2020 (Prerefunded 12/1/2000) (b)...........................                         10,000,000    11,679,100
RHODE ISLAND-1.6%
Rhode Island Health and Educational Building Corp., Revenue:
    (Johnson and Wales University) 8.375%, 4/1/2020 (Prerefunded 4/1/2000) (b)                       11,000,000    12,516,350
    (Landmark Medical Center) 5.60%, 10/1/2012 (Insured; FSA)...............                          5,000,000     4,911,400
Rhode Island Housing and Mortgage Finance Corp.
    (Homeownership Opportunity):
      6.95%, 4/1/2022.......................................................                          9,250,000     9,547,943
      6.60%, 10/1/2025......................................................                         10,270,000    10,441,201
      6.50%, 4/1/2027.......................................................                         11,835,000    12,064,836
      6.85%, 4/1/2027.......................................................                          5,615,000     5,839,207
SOUTH CAROLINA-1.0%
Richland County, Solid Waste Disposal Facilities Revenue
    (Union Camp Corp. Project) 7.125%, 9/1/2021.............................                          6,250,000     6,666,750
South Carolina Housing Finance and Development Authority,
    Mortgage Revenue:
      6.55%, 7/1/2015.......................................................                          3,950,000     4,046,617
      6.75%, 7/1/2026.......................................................                          7,000,000     7,170,870
      6.70%, 7/1/2027.......................................................                          8,000,000     8,175,760
Spartanburg County, Hospital Facilities Improvement Revenue, Refunding
    (Mary Black Memorial Project) 8.25%, 10/1/2008 (Prerefunded 10/1/1998) (b)                        5,000,000     5,461,800
York County, Industrial Revenue, Exempt Facility (Hoechst Celanese)
    5.70%, 1/1/2024.........................................................                          5,000,000     4,744,650

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
TENNESSEE-1.2%
Tennessee Housing Development Agency, Mortgage Finance:
    6.45%, 7/1/2021.........................................................                   $     11,565,000  $ 11,698,460
    6.55%, 7/1/2026.........................................................                         31,735,000    32,372,874
TEXAS-5.8%
Alliance Airport Authority Inc., Special Facilities Revenue:
    (American Airlines Inc. Project)
      7%, 12/1/2011.........................................................                         12,330,000    13,263,258
    (Federal Express Corp. Project)
      6.375%, 4/1/2021......................................................                         28,800,000    28,376,352
Angelina and Neches River Authority, SWDR (Champion International Corp.
Project)
    7.375%, 5/1/2015........................................................                          5,570,000     5,951,991
Austin, Utility System Revenue, Refunding:
    5.25%, 5/15/2016 (Insured; FSA) (c).....................................                         23,645,000    22,087,740
    5.60%, 5/15/2025 (Insured; MBIA)........................................                         25,000,000    23,982,500
Gulf Coast Waste Disposal Authority, Revenue:
    (Champion International Corp.)
      7.375%, 10/1/2025.....................................................                         12,000,000    12,764,760
    Solid Waste Disposal (Occidental Petroleum Corp. Project) 7%, 11/1/2020.                          7,725,000     7,978,225
Harris County Hospital District, Mortgage Revenue, Refunding
    7.40%, 2/15/2010 (Insured; AMBAC).......................................                          5,000,000     5,822,000
Houston Hotel Occupancy Tax, Revenue 7%, 7/1/2009 (Insured; FGIC)
    (Prerefunded 7/1/2001) (b)..............................................                         12,225,000    13,430,507
Rio Grande Valley Health Facilities Development Corp., HR, Refunding
    (Valley Baptist Medical Center Project) 6.40%, 8/1/2016 ................                         11,200,000    11,791,808
Texas, GO (Veterans Housing Assistance Fund):
    7%, 12/1/2025...........................................................                          9,920,000    10,330,886
    Refunding 6.45%, 12/1/2020..............................................                         15,210,000    15,346,282
Texas College Student Loan 5%, 8/1/2021.....................................                          8,000,000     6,995,200
Texas Municipal Power Agency, Revenue, Refunding
    5.25%, 9/1/2012 (Insured; MBIA).........................................                         10,065,000     9,548,062
Texas Public Property Finance Corp., Revenue
    (Mental Health and Retardation Project):
      8.625%, 11/1/2000.....................................................                          1,700,000     1,822,230
      8.75%, 11/1/2010......................................................                          4,745,000     5,199,998
University of Texas, Revenue (Financing System)
    5%, 8/15/2016...........................................................                         10,000,000     9,066,500
UTAH-1.5%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018.....                         20,000,000    14,221,800

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
UTAH (CONTINUED)

Intermountain Power Agency, Power Supply Revenue, Refunding
    5%, 7/1/2021............................................................                   $     15,400,000  $ 13,504,106
Utah Housing Finance Agency, Single Family Mortgage:
    6.55%, 1/1/2022.........................................................                          5,340,000     5,443,756
    6.40%, 1/1/2027.........................................................                          6,695,000     6,811,493
    6.65%, 7/1/2027.........................................................                         10,325,000    10,563,817
    7%, 7/1/2027............................................................                          4,025,000     4,207,775
VERMONT-.3%
Vermont Housing Finance Agency, Single Family Housing 6.875%, 5/1/2025......                         10,500,000    10,756,515
VIRGINIA-2.4%
Chesapeake Bay Bridge and Tunnel Commission, General Resolution, Revenue,
    Refunding 5%, 7/1/2022 (Insured; MBIA)..................................                         12,035,000    10,760,373
Giles County Industrial Development Authority,
    Solid Waste Disposal Facility Revenue (Hoechst Celanese Corp. Project)
    6.625%, 12/1/2022.......................................................                          8,715,000     9,024,295
Henrico County Industrial Development Authority, Revenue
    (Maryview Hospital Project) 7.50%, 9/1/2011 (Prerefunded 8/1/2000) (b)..                          5,355,000     5,992,406
Virginia Housing Development Authority, Commonwealth Mortgage:
    6.20%, 7/1/2021.........................................................                         15,000,000    14,941,950
    6.70%, 1/1/2022.........................................................                          6,950,000     7,105,124
    6.40%, 7/1/2022 (Insured; MBIA).........................................                         24,000,000    24,384,240
    6.60%, 7/1/2022.........................................................                          4,635,000     4,687,700
    6.85%, 1/1/2027.........................................................                          8,000,000     8,211,920
WASHINGTON-.4%
Public Utility District No. 1 of Chelan County,
    Chelan Hydro Consolidated System Revenue 6.55%, 7/1/2023................                         10,000,000    10,326,900
Washington Health Care Facilities Authority, Revenue (Harrison Memorial
    Hospital, Bremerton) 5.30%, 8/15/2014 (Insured; AMBAC)..................                          5,000,000     4,662,500
WEST VIRGINA-.2%
Braxton County, Solid Waste Disposal Revenue (Weyerhaeuser Co. Project)
    6.50%, 4/1/2025.........................................................                          8,000,000     8,265,280
WISCONSIN-1.1%
Madison, IDR (Madison Gas and Electric Co. Project)
    6.75%, 4/1/2027.........................................................                         10,000,000    10,498,800
Wisconsin Health and Educational Facilities Authority, Revenue:
    (Aurora Health Care)
      5.25%, 8/15/2023 (Insured; MBIA)......................................                         14,000,000    12,528,040

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT          VALUE
                                                                                                        ________     ________
WISCONSIN (CONTINUED)
Wisconsin Health and Educational Facilities Authority, Revenue (continued):
    (Waukesha Memorial Hospital, Inc.)
      5.50%, 8/15/2015 (Insured; AMBAC).....................................                  $       8,545,000  $  8,097,157
Wisconsin Housing and Economic Development Authority,
    Homeownership Revenue 6.45%, 3/1/2017...................................                          7,000,000     7,149,450
WYOMING-.7%
Sweetwater County, SWDR (FMC Corp. Project)
    6.90%, 9/1/2024.........................................................                         16,225,000    16,811,534
Uinta County Hospital Facility, Revenue, Refunding
    (IHC Hospitals Inc.) 7.25%, 2/15/2019 (Prerefunded 2/15/1999) (b).......                          7,350,000     7,969,458
U.S. RELATED-.5%
Commonwealth of Puerto Rico 5.40%, 7/1/2025.................................                         18,115,000    16,666,162
                                                                                                                      _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $3,249,223,710)...................................................                                   $3,304,895,308
                                                                                                                      =======
SHORT-TERM MUNICIPAL INVESTMENTS-6.7%
CALIFORNIA-.8%
California Pollution Control Financing Authority, PCR, Refunding
    VRDN (Pacific Gas and Electric) 3.75% (d)...............................                     $   11,500,000  $ 11,500,000
Irvine Ranch Water District, VRDN 3.75% (LOC; Bank of America) (d,e)........                         16,200,000    16,200,000
FLORIDA-.1%
Florida Board of Education, Capital Outlay 3.67% (f,g)......................                          3,000,000     3,000,000
INDIANA-.4%
Petersburg, PCR, Refunding, VRDN (Indiana Power and Light)
    3.40% (Insured; AMBAC) (d)..............................................                         15,000,000    15,000,000
IOWA-.7%
Iowa Finance Authority, SWDR, VRDN (Cedar River Paper Co. Project)
    3.85% (LOC; Swiss Bank Corp.) (d,e).....................................                         25,000,000    25,000,000
MARYLAND-.1%
Prince Georges' Housing Authority, Mortgage Revenue, VRDN (Laurel-Oxford)
    3.525% (LOC; Bankers Trust) (d,e).......................................                          2,500,000     2,500,000
MICHIGAN-1.6%
Michigan Strategic Fund, LOR, Refunding
    VRDN (Detroit Edison Co.) 3.65% (LOC; Barclays Bank PLC) (d,e)..........                         30,900,000    30,900,000
Midland County Economic Development Corp., Economic Development LOR
    VRDN (Dow Chemical Co Project) 3.90% (d)................................                         27,000,000    27,000,000

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1996
                                                                                                      PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                       ________      ________
MINNESOTA-.2%
Cloquet, PCR, VRDN (Potlatch Corp. Project) 3.60% (LOC; Credit Suisse) (d,e)                  $       2,000,000  $  2,000,000
Golden Valley IDR Refunding, VRDN (Graco Inc. Project)
    3.75% (LOC; Fuji Bank Ltd.) (d,e).......................................                          2,380,000     2,380,000
Minnesota Higher Education Coordinating Board, Revenue, VRDN
    (Supplement Student Loan Program) 3.70% (d).............................                          1,000,000     1,000,000
MISSISSIPPI-.6%
Jackson County, PCR, Refunding, VRDN (Chevron USA Inc. Project)
    3.80% (d)...............................................................                         10,000,000    10,000,000
Perry County, PCR, Refunding, VRDN (Leaf River Forest Project)
    3.80% (LOC; Credit Suisse) (d,e)........................................                         12,700,000    12,700,000
NEW JERSEY-.5%
New Jersey Sports and Exposition Authority, VRDN
    3.15% (Insured; MBIA) (d)...............................................                         18,000,000    18,000,000
PENNSYLVANIA-.0%
Bucks County Industrial Development Authority, VRDN
    (Oxford Falls Plaza Project) 3.95% (d)..................................                            900,000       900,000
Montgomery County Higher Education and Health Authority, HR,
    VRDN (Holy Redeemer Hospital) 3.35% (Insured; AMBAC) (d)................                            100,000       100,000
SOUTH CAROLINA-.2%
Charleston County, Industrial Revenue, VRDN (Massey Coal Terminal SC Corp.)
    3.80% (LOC; Morgan Guaranty Trust) (d,e)................................                          7,050,000     7,050,000
TEXAS-.4%
Bexar County Health Facilities Development Corp., VRDN
    (Air Force Village Foundation Project) 3.40% (LOC; Rabobank Nederland) (d,e)                     14,300,000    14,300,000
UTAH-.7%
Salt Lake County, PCR, Refunding, VRDN (Service Station Holdings Project)
    3.75% (d)...............................................................                         24,200,000    24,200,000
VIRGINIA-.4%
Peninsula Ports Authority, Revenue, Refunding VRDN
    (Port Facility - Shell Oil Co. Project) 3.80% (d).......................                         14,000,000    14,000,000
U.S. RELATED-.0%
Commonwealth of Puerto Rico, Government Development Bank, Refunding VRDN
    3.10% (LOC; Credit Suisse) (d,e)........................................                         1,000,000      1,000,000
                                                                                                                      _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $238,730,000).....................................................                                   $  238,730,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0%
    (cost $3,487,953,710)...................................................                                   $3,543,625,308
                                                                                                                      =======

DREYFUS MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       LOR     Limited Obligation Revenue
EDR           Economic Development Revenue                       LR      Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                  Insurance Corporation
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GO            General Obligation                                 SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (H)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
____                               ____                           _________                        __________
AAA                                Aaa                            AAA                               33.5%
AA                                 Aa                             AA                                24.1
A                                  A                              A                                 18.3
BBB                                Baa                            BBB                               11.0
BB                                 Ba                             BB                                 1.9
F1                                 MIG1/P1                        SP1/A1                             5.5
Not Rated (i)                      Not Rated (i)                  Not Rated (i)                      5.7
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by custodian as collateral for delayed-delivery security.
    (b) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on a delayed-delivery basis.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e)  Secured by letters of credit.
    (f) Inverse Floater Security - the interest rate is subject to change periodically.
    (g)  Security exempt from registration under Rule 144A of the Securities
         Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1996, this security amounted to $3,000,000 or .1% of net assets.
    (h) Fitch currently provides creditworthiness information for a limited number of investments.
    (i) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



See notes to financial statements.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                              AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $3,487,953,710)-see statement...................................                                     $3,543,625,308
    Interest receivable.....................................................                                         52,990,639
    Receivable for investment securities sold...............................                                          4,095,241
    Receivable for subscriptions to Common Stock............................                                                 94
    Prepaid expenses........................................................                                            103,432
                                                                                                                        _______
                                                                                                                  3,600,814,714
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                    $  2,393,810
    Due to Custodian........................................................                       3,210,981
    Payable for investment securities purchased.............................                      22,581,566
    Payable for Common Stock redeemed.......................................                         150,634
    Accrued expenses........................................................                         191,735         28,528,726
                                                                                                      ______            _______
NET ASSETS..................................................................                                     $3,572,285,988
                                                                                                                        =======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $3,515,265,600
    Accumulated undistributed investment income-net.........................                                            533,961
    Accumulated undistributed net realized gain on investments..............                                            814,829
    Accumulated net unrealized appreciation on investments-Note  3(b).......                                         55,671,598
                                                                                                                        _______
NET ASSETS at value applicable to 291,979,817 shares outstanding
    (600 million shares of $.01 par value Common Stock authorized)..........                                     $3,572,285,988
                                                                                                                        =======
NET ASSET VALUE, offering and redemption price per share
    ($3,572,285,988 / 291,979,817 shares)...................................                                             $12.23
                                                                                                                            ===



See notes to financial statements.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                             YEAR ENDED AUGUST 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $236,295,788
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $22,230,334
      Shareholder servicing costs-Note 2(b).................................                       3,690,904
      Custodian fees........................................................                         205,462
      Prospectus and shareholders' reports..................................                         124,156
      Professional fees.....................................................                         101,704
      Registration fees.....................................................                          86,599
      Directors' fees and expenses-Note 2(c)................................                          68,022
      Miscellaneous.........................................................                         210,384
                                                                                                      ______
            TOTAL EXPENSES..................................................                                         26,717,565
                                                                                                                        _______
            INVESTMENT INCOME-NET...........................................                                        209,578,223
                                                                                                                        _______
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                     $47,382,435
    Net realized (loss) on financial futures................................                      (2,211,822)
                                                                                                      ______
      NET REALIZED GAIN.....................................................                                         45,170,613
    Net unrealized (depreciation) on investments............................                                        (86,386,337)
                                                                                                                        _______
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                        (41,215,724)
                                                                                                                        _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $168,362,499
                                                                                                                        =======




See notes to financial statements.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED AUGUST 31,
                                                                                         ______________________________________
                                                                                              1995                      1996
                                                                                          _________                   _________
OPERATIONS:
    Investment income-net.............................................             $    223,098,936            $    209,578,223
    Net realized gain (loss) on investments...........................                  (44,338,112)                 45,170,613
    Net unrealized appreciation (depreciation) on investments for the year               78,567,175                 (86,386,337)
                                                                                           ________                    ________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                  257,327,999                 168,362,499
                                                                                           ________                    ________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                 (223,098,936)               (209,044,262)
    Net realized gain on investments..................................                  (22,638,307)                       __
                                                                                           ________                    ________
      TOTAL DIVIDENDS.................................................                 (245,737,243)               (209,044,262)
                                                                                           ________                    ________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                4,846,241,789               6,426,888,270
    Dividends reinvested..............................................                  155,978,774                 128,954,048
    Cost of shares redeemed...........................................               (5,085,554,561)             (6,879,608,434)
                                                                                           ________                    ________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS........                  (83,333,998)               (323,766,116)
                                                                                           ________                    ________
          TOTAL (DECREASE) IN NET ASSETS..............................                  (71,743,242)               (364,447,879)
NET ASSETS:
    Beginning of year.................................................                4,008,477,109               3,936,733,867
                                                                                           ________                    ________
    End of year (including accumulated undistributed investment income-net;
      $533,961 on August 31, 1996)....................................              $ 3,936,733,867             $ 3,572,285,988
                                                                                           ========                    ========

                                                                                           SHARES                      SHARES
                                                                                           ________                    ________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                  400,686,274                 519,000,847
    Shares issued for dividends reinvested............................                   12,969,173                  10,376,060
    Shares redeemed...................................................                 (419,990,511)               (554,619,976)
                                                                                           ________                    ________
      NET (DECREASE) IN SHARES OUTSTANDING............................                   (6,335,064)                (25,243,069)
                                                                                           ========                    ========



See notes to financial statements.

DREYFUS MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS

     Reference is made to page 4 of the Fund's Prospectus dated January 2, 1997.

See notes to financial statements.


DREYFUS MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. However, pursuant to the court approved settlement of previously disclosed litigation, commencing October 15, 1988, the Manager has agreed to make payments to the Fund for ten years, ranging from $0 to $1 million per year depending on average daily net assets of the Fund. The management fee during the year ended August 31, 1996 was reduced by $350,000 pursuant to the settlement of litigation.

DREYFUS MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1\2% of the value of the Fund's average daily net assets for any full fiscal year. No expense reimbursement was required for the year ended August 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1996, the Fund was charged an aggregate of $2,087,233 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $837,480 during the period ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended August 31, 1996 amounted to $2,266,717,419 and $2,602,451,160, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31,1996, there were no financial futures contracts outstanding.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments was $55,671,598, consisting of $90,791,495 gross unrealized appreciation and $35,119,897 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Fund, Inc., including the statement of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund, Inc. at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
October 1, 1996